SUPPLEMENT DATED AUGUST 13, 2026
To the Prospectuses and Summary Prospectuses dated May 1, 2026, as amended, for
New York Life Insurance and Annuity Corporation (“NYLIAC”)
Corporate Executive Series Variable Universal Life Insurance Policies
CorpExec VUL II-V (“CEVUL II-V”)
CorpExec VUL VI (“CEVUL VI”)
and
CorpExec VUL Plus (“CEVUL Plus”)
and
to the Prospectus dated May 1, 2019, as amended, for
NYLIAC Corporate Executive Accumulator Variable Universal Life (“CEAVUL”)
INVESTING IN
NYLIAC Corporate Sponsored Variable Universal Life Separate Account−I
This supplement amends the prospectuses, initial summary prospectus, and updating summary prospectuses (each a “Prospectus,” and together, the “Prospectuses”) for the variable universal life policies referenced above offered through the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I. This supplement describes changes to two Portfolios available under such policies. You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.
Effective August 1, 2026, all references to The Putnam Advisory Company, LLC as a sub-adviser to the Putnam VT International Value Fund – Class IA were deleted and replaced with Templeton Asset Management Ltd.
In addition, the following changes to the VY® Morgan Stanley Global Franchise Portfolio – Class R6 are effective on or about August 14, 2026 (the “Effective Date”):
PORTFOLIO NAME CHANGE
NAME CHANGE
Current Name	New Name
VY® Morgan Stanley Global Franchise Portfolio – Class R6	VY® Global Equity Insights Portfolio – Class R6

SUB-ADVISER CHANGE
Any reference to Morgan Stanley Investment Management Inc. (“MSIM”), the sub-adviser to the VY® Morgan Stanley Global Franchise Portfolio – Class R6, in your Prospectus and Updating Summary Prospectus is deleted and replaced with Voya Investment Management Co. LLC.
PORTFOLIO HARD CLOSURE
As of the close of business on or about the Effective Date, the VY® Morgan Stanley Global Franchise Portfolio – Class R6 will be closed to new premiums and transfers. Policyowners who remove any Cash Value from this Investment Division will not be permitted to reinvest in it.

In the Initial Summary Prospectus for CEVUL Plus and the Prospectus for CEAVUL, the reference to the VY® Morgan Stanley Global Franchise Portfolio – Class R6 will be deleted in its entirety.
In the Prospectus and Updating Summary Prospectus for CEVUL II-V, CEVUL VI, and CEVUL Plus, in the “Appendix: Eligible Portfolios Available Under the Policy” section, the reference to the VY® Morgan Stanley Global Franchise Portfolio – Class R6 will be deleted in its entirety and replaced with the following:
Type	Eligible Portfolio and Advisers/Sub- Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
International/Global Equity	VY® Global Equity Insights Portfolio–Class R6** Adviser: Voya / Sub-Adviser: Voya Investment Management Co. LLC	0.89%	0.33%	5.06%	N/A
**
No Premiums or transfers will be accepted into this Investment Division. Policyowners who remove any Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.
The other sections of your Prospectus remain unchanged.

New York Life Insurance and Annuity Corporation
(a Delaware Corporation)
51 Madison Avenue
New York, New York 10010